                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549



                                _______________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  April 20, 2000



                             PSW Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)



              Delaware                 000-29372               74-2796054
 (State or Other Jurisdiction of      (Commission             (IRS Employer
           Incorporation)             File Number)         Identification No.)


  6300 Bridgepoint Parkway, Building 3,
        Suite 200, Austin, Texas                                  78730
(Address of Principal Executive Offices)                       (Zip Code)



        Company's telephone number, including area code:  (512) 343-6666



                                Not Applicable.
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.


     PSW Technologies, Inc. (the "Company") has previously released statements related to the strength of its revenue pipeline. These statements represent the demand for services at the time of the statement and should not be relied upon to predict financial results for any quarter or financial period. The Company's clients retain the Company on an engagement-by-engagement basis. The scope of such engagements may be reduced, or such engagements may be cancelled, at any time without penalty. As a result, revenue for any period may not be accurately predicted.



Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.
           --------

            None.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PSW TECHNOLOGIES, INC.



Dated:  April 20, 2000                By:  /s/ Timothy D. Webb
                                         ---------------------------------------
                                           Timothy D. Webb,
                                           President and Chief Executive Officer